Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [Abstract]
Cash and cash equivalents
8. Cash and cash equivalents

	Year ended December 31,
	2024	2023
	$’000	$’000
Cash at bank and in hand	28,577	41,390
Cash equivalents	72,214	37,030
	100,791	78,420

Cash equivalents comprise an investment in a money market fund which is held at fair value through profit and loss. The fair value of cash equivalents is calculated by multiplying the net asset value per unit by the investment held at the reporting date.

During the year ended December 31, 2023, an investment of $54.0 million was made in a money market fund. This investment has been classified as other financial assets, as the cash flows from these funds do not represent solely payments of principal and interest. During the year ended December 31, 2024, proceeds of $38.0 million were received from the sale of a portion of other financial assets which were used to fund operating activities of the Group.